EXHIBIT 14(b)

                               Power of Attorney

THE LIFE INSURANCE COMPANY OF VIRGINIA

POWER OF ATTORNEY

The Life Insurance Company of Virginia, a Virginia Corporation, (the "Company") and each of its undersigned officers and directors, hereby nominate and appoint Paul E. Rutledge III, Selwyn L. Flournoy, Jr., and J. Neil McMurdie, (with full power to each of them to act alone) as his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act of 1933 (including any and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, THE LIFE INSURANCE COMPANY OF VIRGINIA has caused this power of attorney to be executed in its full name and by its President and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney, on this 16th day of April, 1997.

                     THE LIFE INSURANCE COMPANY OF VIRGINIA


                     BY: /s/ PAUL E. RUTLEDGE III
                         -----------------------
                         Paul E. Rutledge III
                         President and Chief Executive Officer



ATTEST:

/s/ LINDA L. LANAM
------------------
Linda L. Lanam, Secretary


                                         (Signatures Continue on Next Page)

Name                                  Title


/s/RONALD V. DOLAN            Director and Chairman
------------------
Ronald V. Dolan

/s/PAUL E. RUTLEDGE III       Director, President and Chief Executive Officer
-----------------------               (Principal Executive Officer)
Paul E. Rutledge III

/s/SELWYN L. FLOURNOY, JR.    Director and Senior Vice President
--------------------------            (Principal Financial and Principal
Selwyn L. Flournoy, Jr.                Accounting Officer)


/s/WILLIAM D. BALDWIN         Director and Senior Vice President
---------------------
William D. Baldwin

/s/ROBERT A. BOWEN            Director and Senior Vice President
------------------
Robert A. Bowen

/s/LINDA L. LANAM             Director and Senior Vice President
-----------------
Linda L. Lanam

/s/VICTOR C. MOSES            Director
------------------
Victor C. Moses

/s/GEOFFREY S. STIFF          Director
--------------------
Geoffrey S. Stiff

/s/THOMAS A. BAREFIELD        Director and Senior Vice President
----------------------
Thomas A. Barefield

/s/ROBERT D. CHINN            Director and Senior Vice President
------------------
Robert D. Chinn